Exhibit 10.1

EIGHTH AMENDMENT TO CREDIT AGREEMENT

THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT (“this Amendment”) dated as of May 31, 2004 is entered into by ALABAMA NATIONAL BANCORPORATION, a Delaware corporation (the “Borrower”) and AMSOUTH BANK, an Alabama banking corporation and formerly known as AmSouth Bank of Alabama (the “Lender”).

Recitals

A. The Borrower and the Lender have entered into a Credit Agreement dated as of December 29, 1995 as amended by a First Amendment thereto dated as of January 20, 1997, a Second Amendment thereto dated as of January 19, 1998, a Third Amendment thereto dated as of May 31, 1999, a Fourth Amendment thereto dated as of May 31, 2000, a Fifth Amendment thereto dated as of May 31, 2001, a Sixth Amendment thereto dated as of May 31, 2002 and a Seventh Amendment thereto dated as of May 31, 2003 (as so amended, the “Agreement”).

B. The Borrower and the Lender now desire to further amend the definition of “Facility Termination Date” and to make the other changes set forth in this Amendment.

Agreement

NOW, THEREFORE, in consideration of the recitals and the mutual obligations and covenants contained herein, the Borrower and the Lender hereby agree as follows:

1. Capitalized terms used in this Amendment and not otherwise defined herein have the respective meanings attributed thereto in the Agreement.

2. The defined term “Facility Termination Date” set forth in Article I of the Agreement is hereby further amended to read, in its entirety, as follows:

“Facility Termination Date” means May 31, 2005, as such date may be extended from time to time pursuant to Section 2.5 or accelerated pursuant to Section 7.2.

3. Exhibit D to the Agreement shall be amended in its entirety and replaced with Revised Exhibit D attached hereto and made a part hereof.

4. Notwithstanding the execution of this Amendment, all of the indebtedness evidenced by the Note shall remain in full force and effect, as modified hereby, and all of the collateral described in the Agreement and the Credit Documents shall remain subject to the liens, security interests and assignments of the Agreement and the Credit Documents as security for the indebtedness evidenced by the Note and all other indebtedness described therein; and nothing contained in this Amendment shall be construed to constitute a novation of the indebtedness evidenced by the Note or to release, satisfy, discharge, terminate or otherwise affect or impair in any manner whatsoever (a) the validity or enforceability of the indebtedness evidenced by the

Note; (b) the liens, security interests, assignments and conveyances effected by the Agreement or the Credit Documents, or the priority thereof; (c) the liability of any maker, endorser, surety, guarantor or other person that may now or hereafter be liable under or on account of the Note or the Agreement or the Credit Documents; or (d) any other security or instrument now or hereafter held by the Lender as security for or as evidence of any of the above-described indebtedness.

5. All references in the Credit Documents to “Credit Agreement” shall refer to the Agreement as amended by this Amendment, and as the Agreement may be further amended from time to time.

6. The Borrower certifies that the organizational documents of the Borrower have not been amended since May 31, 1999.

7. The Borrower hereby represents and warrants to the Lender that all representations and warranties contained in the Agreement are true and correct as of the date hereof (except representations and warranties that are expressly limited to an earlier date); and the Borrower hereby certifies that no Event of Default nor any event that, upon notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing.

8. Except as hereby amended, the Agreement shall remain in full force and effect as written. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which when taken together shall constitute one and the same instrument. The covenants and agreements contained in this Amendment shall apply to and inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

9. Nothing contained herein shall be construed as a waiver, acknowledgment or consent to any breach of or Event of Default under the Agreement and the Credit Documents not specifically mentioned herein, and the consents granted herein are effective only in the specific instance and for the purposes for which given.

10. This Amendment shall be governed by the laws of the State of Alabama.

IN WITNESS WHEREOF, the Borrower and the Lender have caused this Amendment to be executed and delivered by their duly authorized corporate officers as of the date set forth below their signature.

ALABAMA NATIONAL BANCORPORATION

By	/s/ William E. Matthews, V
Its Executive V.P. and C.F.O.

Dated: May 12, 2004

AMSOUTH BANK

By	/s/ John M. Kettig
Its Senior Vice President

Dated: May 13, 2004

REVISED

EXHIBIT D

Subsidiaries Stock Information

	Subsidiary	Certificate No.	No. of Shares	Issued To	Date

1.	National Bank of Commerce of Birmingham	204	659,251	Borrower	12/29/95

2.	Alabama Exchange Bank	C285	3,134	Borrower	5/07/93
		C284	16,006	Borrower	5/07/93
		C283	21	Borrower	1/15/91
		C281	102	Borrower	12/17/90

3.	Bank of Dadeville	445	4,000	Borrower	6/12/90

4.	First Gulf Bank	2	2,500	Borrower	8/15/97

5.	Citizens and Peoples Bank National Association	3	25,000	Borrower	9/2/97

6.	First American Bank	781	20,000	Borrower	11/30/97

7.	Public Bank of St. Cloud	365	231,550	Borrower	5/29/98

8.	First Citizens Bank, Talladega, Alabama	553	986 2/3	Borrower	4/10/00

9.	Community Bank of Naples, National Association	001	1,000,000	Borrower	12/31/98

10.	Georgia State Bank	2	453,912	Borrower	10/02/98

11.	Peoples State Bank of Groveland	1	100	Borrower	1/31/01

12.	Millennium Bank	2	100	Borrower	7/9/03

13.	Indian River National Bank	1019	220,683	Borrower	3/01/04

14.	CypressBank	0398	725,142	Borrower	3/01/04

4